UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2011. The net asset value (NAV) at that date was $16.93 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $16.22.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2011
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	17.77%
Cohen & Steers REIT and Preferred Income Fund at NAV[a]	12.38%
FTSE NAREIT Equity REIT Index[b]	10.20%
S&P 500 Index[b]	6.02%
BofA Merrill Lynch Fixed Rate Preferred Index[b]	5.41%
Blended benchmark—50% FTSE NAREIT Equity REIT Index/50% BofA Merrill Lynch Fixed Rate Preferred Index[b]	7.85%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

For the six-month period ended June 30, 2011, U.S. real estate securities had good performance in absolute terms as well as relative to the broader equity market. REITs benefited from a steady improvement in real estate fundamentals, low and declining capital costs and an increasing number of transactions that revealed rising property values.

However, REITs, along with financial markets in general, faced frequent volatility resulting from natural disasters and economic uncertainty. Stocks came under pressure in March following the earthquake in Japan, and then again in June amid renewed fears of a Greek default and disappointing U.S. economic reports. The period ended on a positive note with news of passage of an austerity plan by Greece's parliament and encouraging U.S. manufacturing data.

Regional malls paced the rally

Nearly all property sectors had gains, led by regional mall owners (+15.8% total returnc within the index). The sector's strong showing reflected stabilizing retail sales and continued investor interest in acquiring regional malls that the Westfield Group was marketing for sale.

The apartment sector (+14.1%) outperformed amid increased demand, strong pricing power and very low new supply. Occupancies have been supported by positive demographics and fewer people having the confidence to purchase single-family homes.

Office companies (+12.5%) performed well as a group, but results varied widely. Those located in urban areas tended to benefit from improving leasing trends and rising global investment demand for office assets located in major cities. Office operators with suburban properties continued to face challenging fundamentals.

The health care sector (+6.0%) underperformed on relatively high valuations and uncertainty surrounding various Medicare budget proposals. Hotels (–2.4%) struggled amid high oil prices and concerns regarding the durability of global economic growth.

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Preferred securities also advanced

Preferred securities performed well in the first few months of the year amid good earnings reports from the important financial sector and signs of an improving economy. However, macro conditions became more challenging: U.S. economic data began to disappoint, while markets again focused on Europe's sovereign debt problems and China's attempts to cool its growth. Preferreds nonetheless added to their year-to-date gains in the second quarter, when a flight to safety drove Treasury yields lower, to the benefit of fixed income assets broadly.

Preferreds within the financial sector modestly trailed the index. U.S. banks reported better-than-expected improvements in credit quality and capital ratios, although revenue trends generally remained weak, in part reflecting slow loan growth. Bank stocks also faced regulatory uncertainty: global capital requirements remained unclear, as did the profitability of certain business lines and even the possibility of dividing banking and capital markets operations in the U.K., for instance.

Fund performance

Compared with its blended benchmark, the Fund's performance on a NAV basis was aided by favorable stock selection in the office and health care sectors. Within offices, we stayed focused on urban properties located in areas with above-average employment growth. Our overweight in regional mall owners also helped returns, as did stock selection in that sector. Stock selection in the apartment and hotel sectors detracted from performance.

Security selection within the Fund's allocation to preferred securities (which accounted for slightly more than 50% of the Fund's assets as of June 30, 2011) contributed to its outperformance. The Fund's preferreds issued by banks, insurance companies and telecommunication companies had the strongest relative performance.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), enhanced the Fund's performance for the period compared with its benchmarks, which are not leveraged.

Impact of derivatives on Fund performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that changes in interest rates could have on the performance of the Fund with respect to these borrowings, we used interest rate swaps to exchange the floating rate for a fixed rate.

During the period, the Fund's use of swaps had a negative impact on the NAV and performance of the Fund.

Investment Outlook

We have modified our estimates for 2011 GDP growth and employment gains very modestly downward, but we expect the economy to remain on an expansionary path. Heading into the second half of the year, we expect to see some normalization as Japan recovers from its recent disaster and as U.S. home prices begin to stabilize.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

REITs had traded at a premium to net asset value through much of the six-month period, but ended June trading close to NAV, on average, partly reflecting a trend of rising NAVs due to higher property values revealed by increased transaction activity.

We favor economically sensitive sectors, including hotels, regional malls and high-growth urban offices protected from new supply. Among regional mall companies, we are focused on geographic locations with attractive income profiles that can better withstand inflation in food and gas prices. We are cautious toward health care property stocks based, in part, on their high premiums to net asset value and persistent and likely secular threats to Medicare reimbursement rates.

With regard to our preferreds allocation, slower growth and uncertainties in Europe have made us more selective and generally more cautious in our investments. Nonetheless, preferred income spreads over government and corporate bonds remain well above average, and fundamentals continue to improve for many issuers. In addition, preferreds should remain an attractive alternative to other sources of income, many of which offer yields at or near all-time lows. We continue to see scope for good performance in the months ahead, but also believe active management will remain important to delivering value.

We expect new supply of preferreds to continue to arise mostly from non-bank issuers, in the U.S. and abroad, including REITs and other non-financial companies. Banks will likely remain on the sidelines until there is more regulatory clarity. We will continue to look for value in transactions priced around the globe and across various currencies.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN

Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2011, leverage represented 30% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of June 30, 2011, we have fixed the rate on 70% of our borrowings at an average interest rate of 3.2% for an average remaining period of 2.8 years (when we first entered into the swaps, the average term was 5.4 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates although this strategy will increase expenses when the rate on the Fund's borrowings is below the weighted average rate on the swaps.

Leverage Factsa

Leverage (as a % of managed assets)	30%
% Fixed Rate	70%
% Variable Rate	30%
Weighted Average Rate on Swaps	3.2%
Weighted Average Term on Swaps	2.8 years
Current Rate on Borrowings [b]	1.2%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2011. Information is subject to change.

b See Note 6 in Notes to Financial Statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

JUNE 30, 2011

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$72,184,177	6.2%
Boston Properties	31,879,424	2.7
Vornado Realty Trust	30,438,179	2.6
ProLogis	30,435,901	2.6
Equity Residential	29,296,620	2.5
Public Storage	23,111,081	2.0
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144A	19,613,820	1.7
AgFirst Farm Credit Bank, 7.30%, due 10/14/49, 144A	17,580,960	1.5
UDR	17,305,197	1.5
Centaur Funding Corp., 9.08% due 4/1/20, 144A	17,056,906	1.5

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
COMMON STOCK	70.3%
BANK	0.3%
SJB Escrow Corp., Class A, 144Aa,b,c,d		107,000	$2,140,000
REAL ESTATE	70.0%
DIVERSIFIED	5.4%
American Assets Trust		106,515	2,391,262
Forest City Enterprises[d,e,f]		616,372	11,507,665
Vornado Realty Trust[e,f]		326,660	30,438,179
			44,337,106
HEALTH CARE	6.4%
Cogdell Spencer[e,f]		671,054	4,019,613
HCP[e,f]		149,992	5,503,207
Health Care REIT[e,f]		171,856	9,010,410
Nationwide Health Properties[e,f]		202,942	8,403,828
Senior Housing Properties Trust[e,f]		464,670	10,877,925
Ventas[e,f]		265,554	13,997,351
			51,812,334
HOTEL	5.8%
DiamondRock Hospitality Co.[e]		479,805	5,148,308
Hersha Hospitality Trust[e,f]		762,708	4,248,284
Hospitality Properties Trust[e,f]		186,002	4,510,548
Host Hotels & Resorts[e,f]		507,534	8,602,701
Hyatt Hotels Corp., Class Ad		130,576	5,330,112
RLJ Lodging Trust		166,000	2,883,420
Starwood Hotels & Resorts Worldwide[e,f]		146,900	8,232,276
Strategic Hotels & Resorts[d]		471,400	3,337,512
Sunstone Hotel Investors[d,e]		525,934	4,875,408
			47,168,569
INDUSTRIAL	4.2%
First Industrial Realty Trust[d]		240,000	2,748,000
ProLogis[e,f]		849,216	30,435,901
Segro PLC (United Kingdom)[c]		277,689	1,392,291
			34,576,192

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
OFFICE	9.2%
Boston Properties[e,f,g]		300,296	$31,879,424
Brandywine Realty Trust[e,f]		293,646	3,403,357
Douglas Emmett[e,f]		234,600	4,666,194
Hudson Pacific Properties		226,357	3,515,324
Kilroy Realty Corp.[e,f]		173,721	6,860,242
Liberty Property Trust[e,f]		346,333	11,283,529
Mack-Cali Realty Corp.[e,f]		172,340	5,676,880
SL Green Realty Corp.[e,f]		96,131	7,966,376
			75,251,326
RESIDENTIAL	14.1%
APARTMENT	12.8%
Apartment Investment & Management Co.[e,f]		446,699	11,404,225
Associated Estates Realty Corp.[e,f]		381,218	6,194,792
AvalonBay Communities[e,f]		83,894	10,771,990
BRE Properties[f]		59,335	2,959,630
Campus Crest Communities[e]		218,907	2,832,657
Education Realty Trust		342,305	2,933,554
Equity Residential[e,f]		488,277	29,296,620
Essex Property Trust[e,f]		44,497	6,019,999
Home Properties[e,f]		154,900	9,430,312
Post Properties[e,f]		124,149	5,060,313
UDR[e,f]		704,896	17,305,197
			104,209,289
MANUFACTURED HOME	1.3%
Equity Lifestyle Properties[e,f]		165,341	10,323,892
TOTAL RESIDENTIAL			114,533,181
SELF STORAGE	4.2%
Public Storage[e,f]		202,711	23,111,081
Sovran Self Storage[e,f]		139,809	5,732,169
U-Store-It Trust		494,976	5,207,148
			34,050,398

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	19.2%
COMMUNITY CENTER	7.3%
Acadia Realty Trust[e,f]		466,969	$9,493,480
Developers Diversified Realty Corp.[e,f]		837,662	11,811,034
Federal Realty Investment Trust[e]		106,000	9,029,080
Kimco Realty Corp.[e,f]		436,860	8,143,070
Ramco-Gershenson Properties Trust		304,000	3,763,520
Regency Centers Corp.[e]		272,518	11,982,617
Urstadt Biddle Properties, Class Ae,f		293,122	5,308,439
			59,531,240
REGIONAL MALL	11.9%
General Growth Properties[e,f]		756,142	12,620,010
Macerich Co.		114,343	6,117,351
Pennsylvania REIT		201,223	3,159,201
Simon Property Group[e,f]		621,046	72,184,177
Westfield Group (Australia)[c]		291,300	2,715,072
			96,795,811
TOTAL SHOPPING CENTER			156,327,051
SPECIALTY	1.5%
Digital Realty Trust[e,f]		127,312	7,865,335
DuPont Fabros Technology[e,f]		168,533	4,247,032
			12,112,367
TOTAL REAL ESTATE			570,168,524
TOTAL COMMON STOCK (Identified cost—$427,981,896)			572,308,524

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	28.5%
BANK	6.0%
Ally Financial, 7.25%, due 2/7/33		80,000	$1,877,600
Ally Financial, 7.375%, due 12/16/44		219,701	5,187,141
Ally Financial, 8.50%, due 5/15/16, Series A		84,000	2,102,520
Citigroup Capital VII, 7.125%, due 7/31/31, (TruPS)[e]		215,000	5,418,000
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)[e,f,g]		637,748	15,911,813
Citigroup Capital XIII, 7.875%, due 10/30/40[e]		90,000	2,500,200
CoBank ACB, 7.00%, 144A ($50 Par Value)[a,b,e]		135,000	6,159,375
KeyCorp Capital IX, 6.75%, due 12/15/66[e,f]		192,929	4,879,174
Regions Financing Trust III, 8.875%, due 6/15/78		100,000	2,543,000
Zions Bancorp, 9.50%, due 12/29/49, Series C		100,000	2,614,000
			49,192,823
BANK—FOREIGN	2.7%
Barclays Bank PLC, 7.10%, Series III		80,000	2,028,000
Deutsche Bank Contingent Capital Trust III, 7.60%[e]		222,175	5,718,785
HSBC Holdings PLC, 8.00%, Series IIe,f		95,005	2,583,186
National Westminster Bank PLC, 7.76%, Series Ce		480,539	11,350,331
			21,680,302
FINANCE	2.6%
INVESTMENT BANKER/BROKER	0.9%
GMAC Capital Trust I, 8.125%, due 2/15/40, Series II		109,500	2,803,200
Morgan Stanley Capital Trust III, 6.25%, due 3/1/33[e]		164,962	4,034,970
			6,838,170
MORTGAGE LOAN/BROKER	1.7%
Countrywide Capital IV, 6.75%, due 4/1/33[e,f]		348,000	8,613,000
Countrywide Capital V, 7.00%, due 11/1/36[e]		217,500	5,420,100
			14,033,100
TOTAL FINANCE			20,871,270

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
INSURANCE	6.3%
LIFE/HEALTH INSURANCE—FOREIGN	0.7%
Aegon NV, 6.375%[e]		84,680	$1,999,295
Aegon NV, 6.875%		158,294	3,792,724
			5,792,019
MULTI-LINE	0.8%
American Financial Group, 7.00%, due 9/30/50[e]		145,000	3,678,650
American International Group, 7.70%, due 12/18/62		93,605	2,345,741
			6,024,391
MULTI-LINE—FOREIGN	2.7%
Allianz SE, 8.375%[e]		211,472	5,551,140
ING Groep N.V., 6.375%		147,782	3,320,662
ING Groep N.V., 7.375%[e,f]		408,290	10,084,763
ING Groep N.V., 8.50%		127,900	3,330,516
			22,287,081
REINSURANCE—FOREIGN	2.1%
Arch Capital Group Ltd., 7.875%, Series B		100,443	2,551,252
Arch Capital Group Ltd., 8.00%		102,864	2,607,602
Aspen Insurance Holdings Ltd., 7.401%, Series A		46,225	1,153,776
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)[e]		45,000	4,390,313
Endurance Specialty Holdings Ltd., 7.50%, Series B		120,000	2,994,000
Montpelier Re Holdings Ltd., 8.875%		130,000	3,354,000
			17,050,943
TOTAL INSURANCE			51,154,434
INTEGRATED TELECOMMUNICATIONS SERVICES	3.1%
Qwest Corp., 7.375%, due 6/1/51[e]		539,804	13,862,167
Telephone & Data Systems, 6.875%, due 11/15/59		154,000	3,880,800
Telephone & Data Systems, 7.00%, due 3/15/60		190,000	4,799,400
United States Cellular Corp., 6.95%, due 5/15/60		120,000	3,006,000
			25,548,367

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
MEDIA—DIVERSIFIED SERVICES	0.3%
Comcast Corp., 6.625%, due 5/15/56[e]		104,144	$2,679,625
REAL ESTATE	6.5%
DIVERSIFIED	1.4%
Duke Realty Corp., 6.95%, Series Me,f		100,000	2,530,000
Duke Realty Corp., 7.25%, Series Ne		133,400	3,341,670
Lexington Realty Trust, 6.50%, Series C ($50 par value)[e,f]		96,586	4,343,955
Vornado Realty Trust, 6.75%, Series He,f		56,100	1,400,256
			11,615,881
HOTEL	0.3%
Pebblebrook Hotel Trust, 7.875%, Series A		100,000	2,514,000
OFFICE	0.4%
BioMed Realty Trust, 7.375%, Series Ae,f		55,000	1,396,450
SL Green Realty Corp., 7.625%, Series Ce,f		70,000	1,756,300
			3,152,750
OFFICE/INDUSTRIAL	0.4%
PS Business Parks, 7.00%, Series He		118,864	2,983,486
RESIDENTIAL	1.2%
APARTMENT	1.0%
Apartment Investment & Management Co., 7.75%, Series U		100,000	2,518,000
Apartment Investment & Management Co., 8.00%, Series Ve		101,000	2,559,340
Apartment Investment & Management Co., 7.875%, Series Ye		110,000	2,772,000
			7,849,340
MANUFACTURED HOME	0.2%
Equity Lifestyle Properties, 8.034%, Series A		60,000	1,519,800
TOTAL RESIDENTIAL			9,369,140

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	2.8%
COMMUNITY CENTER	1.9%
Cedar Shopping Centers, 8.875%, Series A		62,000	$1,558,680
Developers Diversified Realty Corp., 7.50%, Series Ie		158,603	3,992,037
Kimco Realty Corp., 7.75%, Series Ge		134,996	3,517,996
Regency Centers Corp., 7.25%, Series De		100,000	2,510,000
Weingarten Realty Investors, 6.50%, Series Fe		157,540	3,930,623
			15,509,336
REGIONAL MALL	0.9%
CBL & Associates Properties, 7.375%, Series De		304,982	7,551,355
TOTAL SHOPPING CENTER			23,060,691
TOTAL REAL ESTATE			52,695,948
TRANSPORT—MARINE	1.0%
Seaspan Corp., 9.50%, due 1/29/49, Series C		285,000	7,777,650
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$212,134,634)			231,600,419
PREFERRED SECURITIES—CAPITAL SECURITIES	39.8%
BANK	12.4%
AgFirst Farm Credit Bank, 6.585%, due 6/29/49, 144Ab,e		3,000,000	2,539,203
AgFirst Farm Credit Bank, 7.30%, due 10/14/49, 144Aa,b,e,f		18,000,000	17,580,960
Astoria Capital Trust I, 9.75%, due 11/1/29, Series Ba,e		9,600,000	9,999,859
Bank of America Corp., 8.125%, due 12/29/49, Series M (FRN)[e,f]		9,300,000	9,723,708
Citigroup Capital III, 7.625%, due 12/1/36		8,950,000	9,428,646
CoBank ACB, 11.00%, Series C, 144A ($50 Par Value)[b,e]		125,000	6,570,313
Farm Credit Bank of Texas, 10.00%, due 12/15/20 ($1,000 Par Value), Series I		4,000	4,572,500
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I (FRN)[e,f]		15,000,000	16,166,175
NB Capital Trust II, 7.83%, due 12/15/26		4,000,000	4,075,000
Sovereign Capital Trust VI, 7.908%, due 6/13/36[e]		3,250,000	3,322,722
Wells Fargo & Co., 7.98%, due 3/29/49, Series K (FRN)[e]		9,550,000	10,361,750
Wells Fargo & Co., 7.50%, Series L (Convertible)[e]		6,500	6,890,000
			101,230,836

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
BANK—FOREIGN	10.5%
Abbey National Capital Trust I, 8.963%, due 12/29/49[e]		7,559,000	$8,372,605
Barclays Bank PLC, 6.278%, due 12/31/49[e]		8,350,000	7,173,176
Barclays Bank PLC, 6.86%, due 9/29/49, 144A (FRN)[b,e]		8,000,000	7,420,000
BNP Paribas, 7.195%, due 12/31/49, 144Ab,e		5,900,000	5,752,500
BPCE SA, 9.00%, due 12/31/49		2,750,000	4,107,549
Claudius Ltd., 7.875%, due 12/12/49		4,000,000	4,170,000
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Ab,e		14,692,000	19,613,820
Intesa Sanpaolo SpA, 9.50%, due 12/31/49		2,000,000	2,951,054
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Ab		6,800,000	6,154,000
Rabobank Nederland, 11.00%, due 6/29/49, 144Ab,e		2,800,000	3,583,180
Resona Preferred Global Securities, 7.191%, due 12/29/49, 144A (FRN)[b]		3,000,000	3,007,332
Santander UK PLC, 7.95%, due 10/26/29		3,000,000	3,276,711
SMFG Preferred Capital, 9.50%, due 7/29/49, 144A (FRN)[b]		2,950,000	3,466,250
Standard Chartered PLC, 7.014%, due 7/29/49, 144Ab,e		6,850,000	6,588,659
			85,636,836
FINANCE	0.9%
CREDIT CARD	0.5%
American Express Co., 6.80%, due 9/1/66[e]		4,100,000	4,228,125
DIVERSIFIED FINANCIAL SERVICES	0.4%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 2/24/41		3,000,000	3,087,000
TOTAL FINANCE			7,315,125
FOOD	0.6%
Dairy Farmers of America, 7.875%, 144Aa,b,e		50,000	4,501,565
INSURANCE	10.0%
LIFE/HEALTH INSURANCE	1.7%
American General Institutional Capital B, 8.125%, due 3/15/46, 144Ab		5,250,000	5,683,125
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Ab,e		2,700,000	2,794,500
Lincoln National Corp., 7.00%, due 5/17/66		5,250,000	5,311,950
			13,789,575

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	0.5%
Prudential PLC, 7.75%, due 6/23/16		3,750,000	$3,853,125
MULTI-LINE	3.0%
American International Group, 8.175%, due 5/15/58, (FRN)[e]		5,150,000	5,646,202
MetLife, 10.75%, due 8/1/69[e]		3,000,000	4,233,558
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Ab,e		12,015,000	14,718,375
			24,598,135
MULTI-LINE—FOREIGN	1.4%
AXA SA, 6.379%, due 12/14/49, 144Ab,e		3,385,000	2,995,725
AXA SA, 6.463%, due 12/29/49, 144Ab,e		2,850,000	2,493,750
AXA SA, 8.60%, due 12/15/30[e]		2,000,000	2,388,892
Old Mutual Capital Funding PLC, 8.00%, due 5/29/49		3,000,000	2,992,500
			10,870,867
PROPERTY CASUALTY	2.6%
ACE Capital Trust II, 9.70%, due 4/1/30[e]		5,160,000	6,698,253
Liberty Mutual Group, 7.00%, due 3/15/37, 144Ab,e		3,000,000	2,869,794
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ab,e		4,000,000	4,030,000
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ab,e		2,500,000	3,343,750
USF&G Capital, 8.312%, due 7/1/46, 144Ab,e		3,845,000	4,447,504
			21,389,301
REINSURANCE—FOREIGN	0.8%
Catlin Insurance Co., 7.249%, due 12/31/49, 144Ab,e		6,800,000	6,528,000
TOTAL INSURANCE			81,029,003
INTEGRATED TELECOMMUNICATIONS SERVICES	2.1%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ab		14,954	17,056,906
OIL & GAS EXPLORATION & PRODUCTION	0.4%
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (Australia) (EUR)[c]		2,500,000	3,616,311
PIPELINES	1.8%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[e,f]		6,000,000	6,517,686
Enterprise Products Operating LP, 8.375%, due 8/1/66[e]		7,710,000	8,354,718
			14,872,404

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares		Value
UTILITIES	1.1%
ELECTRIC UTILITIES	0.6%
FPL Group Capital, 7.30%, due 9/1/67, Series De,f			5,000,000	$5,243,975
MULTI UTILITIES	0.5%
Dominion Resources, 7.50%, due 6/30/66, Series A			3,650,000	3,859,309
TOTAL UTILITIES				9,103,284
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$297,330,014)				324,362,270
		Principal Amount
CORPORATE BONDS	3.9%
BANK	0.5%
Regions Bank, 7.50%, due 5/15/18			$1,376,000	1,440,815
Regions Financial Corp., 7.375%, due 12/10/37			2,500,000	2,384,333
				3,825,148
INSURANCE	1.4%
PROPERTY CASUALTY	0.5%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ab			4,500,000	4,170,483
REINSURANCE—FOREIGN	0.9%
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144Ab			3,500,000	3,517,941
Swiss Reinsurance Co. Ltd., Series I, 7.635%, due 12/31/49 (Australia)		AUD	4,600,000	4,039,849
				7,557,790
TOTAL INSURANCE				11,728,273
INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Citizens Communications Co., 9.00%, due 8/15/31			$4,000,000	4,120,000
INVESTMENT ADVISORY SERVICES	0.4%
Old Mutual PLC, 8.00%, due 6/3/21 (United Kingdom)		GBP	2,000,000	3,228,230
REAL ESTATE	1.1%
OFFICE	0.7%
BR Properties SA, 9.00%, due 12/31/49, 144A (Brazil)[a,b,e]			$5,500,000	5,775,000
SHOPPING CENTER	0.4%
General Shopping Finance Ltd., 10.00%, due 11/9/15, 144Ab			2,965,000	3,128,075

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

			Value
TOTAL REAL ESTATE			$8,903,075
TOTAL CORPORATE BONDS (Identified Cost—$31,396,040)			31,804,726
		Number of Shares
SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.01%[h] (Identified cost—$8,800,129)		8,800,129	8,800,129
TOTAL INVESTMENTS (Identified cost—$977,642,713)	143.6%		1,168,876,068
LIABILITIES IN EXCESS OF OTHER ASSETS	(43.6)		(355,027,356)
NET ASSETS (Equivalent to $16.93 per share based on 48,075,534 shares of common stock outstanding)	100.0%		$813,848,712

Glossary of Portfolio Abbreviations

AUD  Australian Dollar

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 5.7% of net assets of the Fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 21.9% of net assets of the Fund, of which 4.4% is illiquid.

c   Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 1.2% of the net assets of the Fund, of which 0.5% have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

d  Non-income producing security

e   A portion or all of the security is pledged in connection with the revolving credit agreement: $726,156,453 has been pledged as collateral.

f  A portion or all of the security has been rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $319,922,506.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

g  A portion of the security is segregated as collateral for interest rate swap transactions: $17,171,500 has been segregated as collateral.

h  Rate quoted represents the seven day yield of the fund.

Interest rate swaps outstanding at June 30, 2011 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$45,000,000	3.510%	0.186%	December 22, 2012	$(2,037,000)
Royal Bank of Canada	$60,000,000	3.653%	0.185%	July 17, 2013	(3,770,696)
Royal Bank of Canada	$70,000,000	3.615%	0.186%	March 29, 2014	(5,065,580)
Royal Bank of Canada	$35,000,000	1.865%	0.190%	June 13, 2015	(510,312)
Royal Bank of Canada	$35,000,000	2.474%	0.190%	February 10, 2016	(1,101,089)
					$(12,484,678)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2011.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$977,642,713)	$1,168,876,068
Cash (includes $2,269,000 pledged as collateral for open swap positions)	2,417,114
Receivable for:
Dividends and interest	6,799,324
Investment securities sold	2,188,608
Other assets	29,936
Total Assets	1,180,311,050
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	12,484,678
Payable for:
Revolving credit agreement	350,000,000
Investment securities purchased	2,175,858
Dividends declared on common shares	875,046
Investment management fees	621,439
Administration fees	54,681
Interest expense	24,025
Directors' fees	63
Other liabilities	226,548
Total Liabilities	366,462,338
NET ASSETS	$813,848,712
NET ASSETS consist of:
Paid-in capital	$913,752,698
Dividends in excess of net investment income	(6,135,721)
Accumulated net realized loss	(272,518,471)
Net unrealized appreciation	178,750,206
$813,848,712
NET ASSET VALUE PER COMMON SHARE:
($813,848,712 ÷ 48,075,534 shares outstanding)	$16.93
MARKET PRICE PER COMMON SHARE	$16.22
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(4.19)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividend income (net of $7,973 of foreign withholding tax)	$13,837,534
Interest income	12,897,254
Rehypothecation income	112,249
Total Income	26,847,037
Expenses:
Investment management fees	3,701,487
Interest expense	2,252,531
Administration fees	425,641
Custodian fees and expenses	91,610
Shareholder reporting expenses	56,315
Professional fees	49,877
Directors' fees and expenses	31,997
Transfer agent fees and expenses	10,876
Registration and filing fees	5,713
Line of credit fees	467
Miscellaneous	78,323
Total Expenses	6,704,837
Net Investment Income	20,142,200
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	48,275,108
Foreign currency transactions	24,451
Interest rate swap transactions	(3,472,399)
Net realized gain	44,827,160
Net change in unrealized appreciation (depreciation) on:
Investments	26,667,509
Foreign currency translations	4,416
Interest rate swap transactions	(549,339)
Net change in unrealized appreciation (depreciation)	26,122,586
Net realized and unrealized gain	70,949,746
Net Increase in Net Assets Resulting from Operations	$91,091,946

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$20,142,200	$42,035,488
Net realized gain	44,827,160	55,667,224
Net change in unrealized appreciation (depreciation)	26,122,586	84,554,916
Net increase in net assets resulting from operations	91,091,946	182,257,628
Dividends to Common Shareholders from Net Investment
Income	(28,820,706)	(48,163,738)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	694,536	(3,531,311)
Total increase in net assets applicable to common shares	62,965,776	130,562,579
Net Assets Applicable to Common Shares:
Beginning of period	750,882,936	620,320,357
End of period[a]	$813,848,712	$750,882,936

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $6,135,721 and $2,542,785, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2011 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$91,091,946
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(343,184,463)
Net purchases, sales and maturities of short-term investments	16,627,640
Net amortization/accretion of premium (discount)	85,742
Proceeds from sales and maturities of long-term investments	336,760,772
Net decrease in dividends and interest receivable and other assets	776,735
Net decrease in interest expense payable, accrued expenses and other liabilities	(126,735)
Net change in unrealized appreciation on investments	(26,667,509)
Net change in unrealized depreciation on interest rate swaps	549,339
Net realized gain from investments	(48,275,108)
Cash provided for operating activities	27,638,359
Cash Flows from Financing Activities:
Increase in net assets from Fund share transactions	694,536
Distributions paid on common shares	(29,771,852)
Cash used for financing activities	(29,077,316)
Decrease in cash	(1,438,957)
Cash at beginning of period	3,856,071
Cash at end of period	$2,417,114

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value per common share, beginning of period	$15.63	$12.83	$8.51	$21.88	$32.02	$28.25
Income from investment operations:
Net investment income	0.42	1.02	0.73	1.54	2.03	1.92
Net realized and unrealized gain (loss)	1.48	2.76	4.46	(11.99)	(7.56)	6.61
Total income (loss) from investment operations	1.90	3.78	5.19	(10.45)	(5.53)	8.53
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	(0.03)	(0.52)	(0.46)	(0.35)
Net realized gain	—	—	—	—	(0.36)	(0.39)
Total dividends and distributions to preferred shareholders	—	—	(0.03)	(0.52)	(0.82)	(0.74)
Total from investment operations applicable to common shares	1.90	3.78	5.16	(10.97)	(6.35)	7.79
Anti-dilutive effect from the issuance of reinvested common shares	0.00 [a]	—	—	0.00 [a]	—	—
Anti-dilutive effect from the purchase of common shares	—	0.02	—	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.60)	(1.00)	(0.71)	(0.87)	(1.61)	(1.60)
Net realized gain	—	—	—	—	(1.30)	(1.66)
Tax return of capital	—	—	(0.13)	(1.53)	(0.88)	(0.76)
Total dividends and distributions to common shareholders	(0.60)	(1.00)	(0.84)	(2.40)	(3.79)	(4.02)
Net increase (decrease) in net asset value per common share	1.30	2.80	4.32	(13.37)	(10.14)	3.77
Net asset value, per common share, end of period	$16.93	$15.63	$12.83	$8.51	$21.88	$32.02
Market value, per common share, end of period	$16.22	$14.29	$10.35	$6.21	$18.90	$31.00
Total net asset value return[b]	12.38%[c]	31.63%	69.85%	–53.42%	–20.00%	29.40%
Total market value return[b]	17.77%[c]	49.18%	87.76%	–60.65%	–28.62%	36.91%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2011	2010	2009	2008	2007	2006
Net assets applicable to common shares, end of period (in millions)	$813.8	$750.9	$620.3	$411.3	$1,055.6	$1,545.0
Ratio of expenses to average daily net assets applicable to common shares	1.69%[d]	1.87%	2.62%[e]	1.72%[e]	1.27%[e]	1.25%[e]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)	1.12%[d]	1.22%	2.06%[e]	1.70%[e]	—	—
Ratio of net investment income to average daily net assets applicable to common shares	5.09%[d]	6.08%	9.02%[e]	9.06%[e]	6.34%[e]	5.92%[e]
Ratio of expenses to average daily managed-assets[f]	1.18%[d]	1.26%	1.56%[e]	0.98%[e]	0.84%[e]	0.84%[e]
Portfolio turnover rate	29%[c]	66%	81%	53%	52%	34%
Preferred Shares/ Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	—	$254,000	$726,000	$726,000
Total shares outstanding (in 000's)	—	—	—	10	29	29
Asset coverage ratio for revolving credit agreement	333%	315%[g]	286%[g]	5,644%	—	—
Asset coverage per $1,000 for revolving credit agreement	$3,325	$3,145	$2,862	$56,443	—	—
Asset coverage ratio for auction market preferred shares	—	—	—	255%[h]	245%	313%
Asset coverage per share for auction market preferred shares[h]	—	—	—	$63,750	$61,351	$78,204
Liquidation preference per share	—	—	—	$25,000	$25,000	$25,000
Average market value per share[i]	—	—	—	$25,000	$25,000	$25,000

a  Amount is less than $0.005.

b  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Annualized.

e  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

f  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

g  For the period June 1, 2009 through June 15, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bank	$2,140,000	$—	$—	$2,140,000
Common Stock—Real Estate— Industrial	34,576,192	33,183,901	1,392,291	—
Common Stock—Real Estate— Shopping Center— Regional Mall	96,795,811	94,080,739	2,715,072	—
Common Stock—Other Industries	438,796,521	438,796,521	—	—
Preferred Securities—$25 Par Value— Bank	49,192,823	43,033,448	—	6,159,375
Preferred Securities—$25 Par Value— Insurance—Multi-Line— Foreign	22,287,081	16,735,941	5,551,140	—
Preferred Securities—$25 Par Value— Insurance—Reinsurance— Foreign	17,050,943	12,660,630	4,390,313	—
Preferred Securities—$25 Par Value— Other Industries	143,069,572	143,069,572	—	—
Preferred Securities—Capital Securities—Bank	101,230,836	6,890,000	94,340,836	—
Preferred Securities—Capital Securities—Food	4,501,565	—	—	4,501,565
Preferred Securities—Capital Securities—Oil & Gas Exploration & Production	3,616,311	—	—	3,616,311
Preferred Securities—Capital Securities—Other Industries	215,013,558	—	215,013,558	—
Corporate Bonds—Real Estate	8,903,075	—	—	8,903,075
Corporate Bonds—Other Industries	22,901,651	—	22,901,651	—
Money Market Funds	8,800,129	—	8,800,129	—
Total Investments	$1,168,876,068	$788,450,752	$355,104,990	$25,320,326
Other Financial Instruments*	$(12,484,678)	—	$(12,484,678)	—

*  Other financial instruments are interest rate swap contracts.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— Bank	Preferred Securities— $25 Par Value— Bank	Preferred Securities— Capital Securities— Food	Preferred Securities— Capital Securities— Oil & Gas Exploration & Production	Corporate Bonds— Real Estate
Balance as of December 31, 2010	$17,490,000	$2,140,000	$5,415,000	$4,462,500	—	$5,472,500
Change in unrealized appreciation(depreciation)	366,665	—	35,175	39,065	$(10,075)	302,500
Purchases	4,335,586	—	709,200	—	3,626,386	—
Transfers in and/or out of Level 3	3,128,075	—	—	—	—	3,128,075
Balance as of June 30, 2011	$25,320,326	$2,140,000	$6,159,375	$4,501,565	$3,616,311	$8,903,075

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 preferred securities have been deemed illiquid and were valued by a pricing service which has utilized independent broker quotes. The Level 3 common stock, preferred securities and corporate bonds have been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write put or call options on an index and put or covered call options on security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities and Forward Foreign Currency Exchange Contracts: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

In connection with its investments in foreign securities, the Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts (forward contracts) to hedge or manage these exposures. Forward contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The risks include the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts are valued daily at the applicable forward rate. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap and Derivatives Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivatives Product AG ("MLDP") that it breached certain terms and conditions of its ISDAs. During 2009, the Fund notified MLDP of additional breaches. MLDP has required that the Fund post collateral in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of June 30, 2011, this amount was $2,269,000 and was pledged in cash by the Fund to MLDP. At June 30, 2011, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP. However, MLDP reserves any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; requiring posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.65% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily managed assets up to $1 billion, 0.04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the Fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2011, the Fund incurred $326,962 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

except for the Chief Compliance Officer, who received $9,175 from the Fund for the six months ended June 30, 2011.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2011, totaled $339,820,334 and $330,564,180, respectively.

Note 4. Income Tax Information

As of June 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$977,642,713
Gross unrealized appreciation	$197,405,267
Gross unrealized depreciation	(6,171,912)
Net unrealized appreciation	$191,233,355

As of December 31, 2010, the Fund had a net capital loss carryforward of $311,565,578, of which $180,604,662 will expire on December 31, 2016 and $130,960,916 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2011, and the year ended December 31, 2010, the Fund issued 41,024 and 0 shares of common stock, respectively, for the reinvestment of dividends.

On December 14, 2010, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2011 through the fiscal year ended December 31, 2011. During the six months ended June 30, 2011, the Fund did not effect any repurchases. During the year ended December 31, 2010, the Fund repurchased 323,068 Treasury shares of its common stock at an average price of $10.93 per share (including brokerage

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

commissions) at a weighted average discount of 18.9%. These repurchases, which had a total cost of $3,531,311, resulted in an increase of $0.02 to the Fund's net asset value per share.

Note 6. Borrowings

The Fund has a $350,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a facility fee of 0.55% per annum (prior to May 19, 2011, the rate was 0.95%) on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2011, the Fund has outstanding borrowings of $350,000,000. During the six months ended June 30, 2011, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 1.28%. As of June 30, 2011, the aggregate value of rehypothecated securities was $319,922,506. During the six months ended June 30, 2011, the Fund earned $112,249 in fees from rehypothecated securities.

Note 7. Derivative Investments

The following tables present the value of derivatives held at June 30, 2011 and the effect of derivatives held during the six months ended June 30, 2011, along with the respective location in the financial statements. The balance of outstanding interest rate swaps at June 30, 2011 is representative of the volume outstanding throughout the six months ended June 30, 2011.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate contracts	Unrealized appreciation	—	Unrealized depreciation	$12,484,678
Statement of Operations

Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Interest rate contracts	Net Realized and Unrealized Gain (Loss)	$(3,472,399)	$(549,339)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Events and transactions occurring after June 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2011. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	43,730,685.963	1,238,764.148
Richard E. Kroon	44,063,007.857	906,442.254
Willard H. Smith Jr.	44,025,558.608	943,891.503

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2011) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (06/27/03)	One Year	Five Years	Since Inception (06/27/03)
39.73%	2.16%	7.87%	66.32%	3.01%	6.68%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

DIVIDEND REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the Advisor.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 14, 2011 and at a meeting held in person on June 21-22, 2011, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to,

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund's dual focus on REITs and preferred securities is unique and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund's performance with the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the one-year period, performed at the median for the three-year period and underperformed for the five-year period, each ended March 31, 2011. The Board of Directors further considered the performance rankings of the Fund compared to a peer group comprised of an equal number of real estate funds and preferred funds selected by the Investment Manager and noted that the Fund outperformed the Investment Manager-selected peer group for the one-, three-, and five-year periods ended March 31, 2011. The Board of Directors noted that the Fund outperformed its blended benchmark for the one- and three-year periods, and underperformed its blended benchmark for the five-year period ended March 31, 2011. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other funds investing in real estate and preferred securities. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at managed and common asset levels, were at or higher than the Peer Funds' medians, while the Fund's contractual management fees at common asset levels were less than the Peer Funds' median. The Board of Directors also noted that the Fund's net expense ratios including investment-related expenses

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

at managed and common asset levels were higher than the medians of the Peer Funds. The Board of Directors also noted that the Fund's net expense ratio excluding investment-related expenses was lower than the Peer Fund's median at managed asset levels and higher at common asset levels. The Board considered the impact of leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to the Investment Manager's other fund contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RNP

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2011

RNPSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 31, 2011